Transamerica Sustainable Equity Income
Summary Prospectus March 1, 2022

Class I2 (TRDIX)
Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.transamerica.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information dated March 1, 2022, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2021, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.66%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.74%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$76	$237	$411	$918
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 164% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon Asset Management UK plc (the “sub-adviser”), deploys an active strategy that generally invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The sub-adviser generally looks to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends.
When selecting dividend-paying stocks, the sub-adviser normally seeks to invest in companies that fall within one of three groupings established by the sub-adviser. One group is “compounders” or those companies that the sub-adviser sees as consistent annual dividend growers with long-term records of growing dividend-per-share. A second group is “hoarders” or those companies that are viewed by the sub-adviser as having the operating success and balance sheet strength to potentially increase dividend payout ratios and positively surprise the market. The third group is “de-equitizers” with capital structures that the sub-adviser believes offer the potential for mergers and acquisitions or share buy-backs.
In addition, the sub-adviser seeks to invest in stocks of companies with what the sub-adviser views as having positive sustainability credentials. The sub-adviser applies its sustainability assessment framework in evaluating each company considered for the fund. A small range of industries with what are seen as having poor sustainability profiles are excluded by the sub-adviser from the investible universe at the start of the investment process. These industries currently are: tobacco, weapons, nuclear power, gambling, animal mistreatment, adult entertainment, genetic modification for agricultural purposes, coal, and oil exploration and production. Sustainability credentials of each eligible company are assessed by the sub-adviser through proprietary analysis focusing on what the sub-adviser views as material sustainability factors with clear links to risks and opportunities.
Sustainability research by the sub-adviser’s Responsible Investment team, composed of employees of the sub-adviser and certain of its affiliates, forms a key part of the sub-adviser’s investment process. The Responsible Investment team independently conducts sustainability research on each company proposed for investment by the sub-adviser’s investment team. The sustainability research uses a three-dimensional framework to analyze each company, looking at (i) its products (what it does), (ii) its practices (how it does it) and (iii) its sustainable improvement (is it improving from a sustainability perspective or does it have plans to do so?). The outcome of this analysis is that each company proposed for investment by the investment team is classified by the Responsible Investment team as either a sustainability “leader”, “improver”, or “laggard”, and the sub-adviser may only invest in companies identified as leaders or improvers.
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Sustainability “leaders” are companies that the Responsible Investment team believes exhibit top-quartile performance relative to global and regional peers from a combination of positive operational practices and being strategically well positioned with regard to the impact of their products or services. Activities that generate clear positive impact are viewed positively by the team.
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“Improvers” are companies in which the Responsible Investment team has identified sustainability issues that need to be addressed but where the team believes the company is taking action to address these and is showing clear signs of improvement.
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“Laggards” have, in the Responsible Investment team’s view, a poor product impact and/or have unacceptably low operational standards.
If a company is classified as a “laggard” by the Responsible Investment team, the company is not eligible for inclusion in the fund.
The sub-adviser constructs a portfolio of individual stocks, selected on a “bottom-up” basis, meaning that it selects individual securities based on their specific merits, using fundamental analysis. The fund will typically consist of approximately 35 to 50 stocks with individual position sizes generally ranging from 1% to 10% of the fund’s net assets (10% maximum position weighting). Non-U.S. stocks, including American Depository Receipts (ADRs), are limited to 10% of the fund’s net assets. Annual portfolio turnover is anticipated to normally be less than 40%.
The sub-adviser generally employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents will generally be less than 5% of the fund’s net assets.
The fund may invest in index-traded futures to equitize cash in order to gain general equity market exposure until investments are made into stocks of individual companies.
All investments by the fund, with the exception of cash, cash equivalents and index-traded futures, are subject to the sub-adviser’s sustainability assessment framework.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market prices of the fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the fund’s securities and assets fall, the value of your investment will go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The domestic and global economic downturn may be prolonged. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the pandemic.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Dividend Paying Stock – There can be no assurance that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will not decrease. The fund's emphasis on dividend paying stocks could cause the fund's share price and total return to fluctuate more than, or cause the fund to underperform, similar funds that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general.
Sustainability Investing – Applying the sub-adviser’s sustainability assessment framework to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the fund’s investment performance. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding the fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment. The fund’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability information from third party data providers may be incomplete, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may, under the current asset segregation and coverage regulatory framework, be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements. The SEC has adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies and set limits on a fund’s investments in derivatives. Compliance with Rule 18f-4 is not required until August 2022, but the rule may impact the fund’s use of derivatives before that date. Rule 18f-4 could have an adverse impact on the fund’s performance and its ability to implement its investment strategies as it has historically.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers.
Large Capitalization Companies – The fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/investments-fund-center or by calling 1-888-233-4339.
Prior to December 1, 2020, the fund was named Transamerica Dividend Focused, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	12/31/2020	15.52%
Worst Quarter:	3/31/2020	-29.74%

Average Annual Total Returns (periods ended December 31, 2021)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				1/4/2013
Return before taxes	22.20%	7.34%	9.53%
Return after taxes on distributions	16.03%	4.12%	6.53%
Return after taxes on distributions and sale of fund shares	14.62%	5.11%	7.04%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	25.16%	11.16%	12.19%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon Asset Management UK plc Portfolio Managers:
Mark Peden, CFA	Portfolio Manager	since December 2020
Robin Black	Portfolio Manager	since December 2020
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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